                                                                   Exhibit 10.60


                            STOCK TRANSFER AGREEMENT

     THIS STOCK TRANSFER AGREEMENT, dated as of July 18, 1997 (this "Agreement"), is made by and among National Equipment Services, Inc., a Delaware corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund V, L.P., a Delaware limited partnership ("GTCR"), Kevin Rodgers ("Rodgers"), Dennis O'Connor ("O'Connor") and Paul Ingersoll ("Ingersoll," and together with GTCR, Rodgers and O'Connor referred to herein as the "Existing Stockholders") and Marc S. Trubitz ("M. Trubitz"), Suellen Trubitz ("S. Trubitz, and together with M. Trubitz, the "Founders"), Douglas Randall Brevard, Linda Sue Hughes, and Donald Stewart (collectively with the Founders, the "Executives" and individually, an "Executive"). Except as otherwise indicated, capitalized terms used herein are defined in Section 6 hereof.

     WHEREAS, pursuant to a Stock Purchase Agreement, dated as of July 18, 1997 (the "Acquisition Agreement"), by and among the Company, the Founders and MST Enterprises, Inc. (d/b/a Equipco Sales & Rentals) ("Equipco"), the Company will purchase (the "Acquisition") all of the outstanding stock of Equipco.

     WHEREAS, pursuant to a Noncompetition Agreement, dated as of the date hereof (the "Noncompetition Agreement"), by and among the Company and the Executives, the Company agreed to issue to the Executives an aggregate of 145.5 shares of its Class A Common Stock, par value $.01 per share and 450 shares of its Class B Common Stock, par value $.01 per share (collectively, the "Shares").

     WHEREAS, the execution and delivery of the this Agreement is a condition to the obligation of the Company to consummate the Acquisition pursuant to the Acquisition Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1. Joinder. The Company, the Executives and the Existing Stockholders hereby agree that the Stockholders Agreement and the Registration Agreement are hereby amended by adding each Executive as a party thereto and as a Stockholder under the Stockholders Agreement. Each Executive hereby agrees to be subject to all of the rights and obligations and to be bound by all of the terms and conditions set forth in the Stockholders Agreement and the Registration Agreement to the same extent as if such Executive was originally a party thereto. The Company and the Existing Stockholders hereby waive any and all requirements and/or breaches arising under the Stockholders Agreement, the Registration Agreement and any agreements mentioned therein resulting from the consummation of the transactions contemplated herein.

     2. Restrictions on Transfer of Shares. In addition to the restrictions on transfer set forth in the Stockholders Agreement, the holders of the Shares shall not sell, transfer, assign pledge or otherwise dispose of (a "Transfer") any interest in any of the Shares except pursuant to the following provisions:

     (a) Retention of Shares. Until the fifth anniversary of the date of this Agreement, each holder of Shares shall not Transfer any interest in any of the Shares, except for Exempt Transfers (as defined in Section 2(b) below).

     (b) Transfer of Shares. Subject to Section 2(a) above and subject to any other restrictions set forth in the Stockholders Agreement, each holder of Shares shall not Transfer any interest in any of the Shares, except pursuant to
(i) the provisions of Section 3 below or the provisions of Section 5 or 7 of the Stockholders Agreement ("Exempt Transfers") or (ii) the provisions of this
Section 2; provided that in no event shall any Transfer of Shares pursuant to this Section 2 be made for any consideration other than cash payable upon consummation of such Transfer or in installments over time. Prior to making any Transfer other than an Exempt Transfer, each holder of Shares proposing to Transfer Shares (a "Selling Holder") will give written notice (the "Sale Notice") to the Company and GTCR. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s), the number and class of Shares to be transferred and the terms and conditions of the proposed Transfer. The Selling Holder will not consummate any Transfer until 110 days after the Sale Notice has been given to the Company and to GTCR, unless the parties to the Transfer have been finally determined pursuant to this Section 2 prior to the expiration of such 110-day period (the date of the first to occur of such events is referred to herein as the "Authorization Date").

     (c) First Refusal Rights. The Company may elect to purchase all (but not less than all) of the Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Selling Holder and GTCR within 60 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Shares to be Transferred, GTCR may elect to purchase all (but not less than all) of the Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to the Selling Holder within 90 days after the Sale Notice has been given to GTCR. If neither the Company nor GTCR elect to purchase all of the Shares specified in the Sale Notice, the Selling Holder may Transfer the Shares specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any Shares not transferred within such 60-day period will be subject to the provisions of this
Section 2(c) upon subsequent Transfer. The Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by the Selling Holder to the Company.

     (d) Certain Permitted Transfers.  The restrictions contained in this
Section 2 will not apply with respect to transfers of Shares pursuant to applicable laws of descent and distribution; provided that such restrictions will continue to be applicable to the Shares after any such transfer and the transferees of such Shares have agreed in writing to be bound by the provisions of this Agreement.

     (e) Termination of Restrictions. The restrictions on the Transfer of Shares set forth in this Section 2 will continue with respect to each Share until the date on which such Share has been transferred in a transaction permitted by this Section 2 (except in a transaction contemplated by Section 2(d)); provided that in any event such restrictions will terminate on the first to occur of a Sale of the Company or a Public Offering.

     3. Repurchase of Shares.

     (a) In the event an Executive ceases to be employed by the Company or its subsidiaries for any reason (the "Termination"), the Shares purchased by such Executive hereunder (the "Repurchased Shares") (whether held by such Executive or one or more of such Person's permitted transferees, other than the Company, GTCR or an affiliate of the Company or GTCR) will be subject to repurchase by the Company and GTCR pursuant to the terms and conditions set forth in this
Section 3 (the "Repurchase Option"); provided that with respect to the Shares purchased hereunder by the Founders, a "Termination" shall be deemed to have occurred only if either Founder breaches his or her obligations under the Noncompetition Agreement, in which case the "Repurchased Shares" shall be the Shares purchased hereunder by both Founders (whether held by either or them or one or more of their permitted transferees, other than the Company, GTCR or an affiliate of the Company or GTCR).

     (b) Upon exercise of the Repurchase Option, the purchase price for the Repurchased Shares shall be as follows:

          (i) in the case of each Executive other than the Founders, (A) if the Termination occurs on or prior to the fifth anniversary of the date hereof, then the purchase price for each Repurchased Share shall be the Original Cost for such share, and (B) if the Termination occurs after the fifth anniversary of the date hereof, then the purchase price for each Repurchased Share shall be the greater of the Original Cost or Fair Market Value for such share; and

          (ii) in the case of the Founders, the purchase price for each Repurchased Share shall be the Original Cost for such share.

     (c) The Company's board of directors (the "Board") may elect to purchase all or any portion of the Repurchased Shares by delivering written notice (the "Repurchase Notice") to the holder or holders of the Repurchased Shares within 90 days after the Termination. The Repurchase Notice will set forth the number of Repurchased Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

     (d) If for any reason the Company does not elect to purchase all of the Repurchased Shares pursuant to the Repurchase Option, GTCR shall be entitled to exercise the Repurchase Option for the Repurchased Shares the Company has not elected to purchase (the "Avail-able Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 45 days after the Termination, the Company shall give written notice (the "Option Notice") to GTCR setting forth the number of Available Shares and the purchase price for the Available Shares. GTCR may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. As soon as practicable, and in any event within ten days after the expiration of the one-month period set forth above, the Company shall notify each holder of Repurchased Shares as to the number of Repurchased Shares being purchased from such holder by GTCR (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Repurchased Shares, the Company shall also deliver written notice to GTCR setting forth the number of shares GTCR is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

     (e) The closing of the purchase of the Repurchased Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company and/or GTCR will pay for the Repurchased Shares to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares. With respect to any purchase of Repurchased Shares on or prior to the fifth anniversary of the date hereof from an Executive (other than the Founders), (i) a fraction of the purchase price for the Repurchased Shares will be paid to the holders of the Repurchased Shares, the numerator of which is the number of days which elapsed between the date hereof and the date of the Termination, and the denominator of which is 1,825, and (ii) the balance of the purchase price for the Repurchased Shares will be paid to the Founders (50% to each Founder). In all other cases, the purchase price for the Repurchased Shares will be paid to the holders of such shares.
In any event, the Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by the holder of such Repurchased Shares to the Company. The Company and GTCR will be entitled to receive representations and warranties from the sellers as to their title to the Repurchased Shares being sold and to require all sellers' signatures be guaranteed.

     4. Section 83(b) Elections. Within 30 days after the date hereof, each Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit A attached hereto.

     5. Legend. The certificates representing the Shares will bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, CERTAIN RIGHTS OF FIRST REFUSAL AND CERTAIN OTHER AGREEMENTS SET FORTH IN A STOCK TRANSFER AGREEMENT BETWEEN THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY DATED AS OF JULY 18, 1997. A COPY OF SUCH

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


     AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

     6. Definitions.

     "Fair Market Value" of each Share means the value agreed upon by the holder thereof and the Board; provided that if the holder thereof and the Board are unable to agree upon such value, then the holder thereof and the Company will share the cost, on an equal basis, of a mutually acceptable business appraiser whose determination will be binding.

     "Original Cost" means with respect to each share of Class A Common Stock, $1,000 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations) and means with respect to each share of Class B Common Stock, $10 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

     "Person" means an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     "Public Offering" means the sale in an underwritten public offering registered under the Securities Act of 1933, as amended from time to time, of shares of the Company's capital stock approved by the Board.

     "Registration Agreement" means that certain Registration Agreement, dated as of June 4, 1996, among the Company and others, as the same may be amended, supplemented, restated, modified from time to time.

     "Sale of the Company" means any transaction or series of transactions pursuant to which any independent third party or group of independent third parties in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

     "Stockholders Agreement" means that certain Stockholders Agreement, dated as of June 4, 1996, among the Company and others, as the same may be amended, supplemented, restated, modified from time to time.

     7. Miscellaneous.

     (a) Remedies. The holders of Shares acquired hereunder (directly or indirectly) will have all of the rights and remedies set forth in this Agreement, the Certificate of Incorporation, and all of the rights and remedies which such holders have been granted at any time under any other agreement or contract, and all of the rights and remedies which such holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

     (b) Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision hereof will be effective against the Company or the Executives unless such modification, amendment or waiver is approved in writing by each of the Company and the Executives. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby or under the Certificate of Incorporation or the Company's bylaws will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement, any agreement referred to herein, the Certificate of Incorporation, or the Company's bylaws in accordance with their terms.

     (c) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by the Company or the Executives or on any of their behalves.

     (d) Successors and Assigns.

          (i) Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Executives' benefit as the Executives or holders of Shares, as the case may be, are also for the benefit of and enforceable by any subsequent holder(s) of the Executives' Shares.

          (ii) If a sale, transfer, assignment or other disposition of any Shares is made in accordance with the provisions of this Agreement to any Person, such Person shall, at or prior to the time such securities are acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such acquisition, and such other documents as are necessary to confirm such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement, the Stockholders Agreement and the Registration Agreement, each as theretofore amended.

     (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

     (f) Counterparts. This Agreement may be executed simultaneously in separate counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (h) Governing Law. The corporate laws of the State of Delaware will govern all questions concerning the relative rights of the Company and its securityholders. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices, demands and communications will be sent to parties hereto at the addresses indicated below:

     Notices to the Company:

     National Equipment Services, Inc.
     1800 Sherman, Suite 100
     Evanston, Illinois  60201
     Attention: Chief Executive Officer

     With a copy to:

     Kirkland and Ellis
     200 E. Randolph Drive
     Chicago, Illinois  60601
     Attention: Sanford E. Perl

     Notices to an Executive or
     Existing Stockholder:

     To the address set forth on the
     Company's books and records

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                             *    *    *    *    *

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Transfer Agreement on the day and year first above written.

                            NATIONAL EQUIPMENT SERVICES, INC.


                            By:   /s/ Kevin Rodgers
                                  -----------------------------------
                            Its:  CEO
                                  -----------------------------------

                            /s/ Marc S. Trubitz
                            -----------------------------------------
                            MARC S. TRUBITZ

                            /s/ Suellen Trubitz
                            -----------------------------------------
                            SUELLEN TRUBITZ

                            /s/ Douglas Randall Brevard
                            -----------------------------------------
                            DOUGLAS RANDALL BREVARD

                            /s/ Linda Sue Hughes
                            -----------------------------------------
                            LINDA SUE HUGHES

                            /s/ Donald Stewart
                            -----------------------------------------
                            DONALD STEWART


                            GOLDER, THOMA, CRESSEY, RAUNER
                            FUND V, L.P.

                            By: GTCR V, L.P.
                            Its: General Partner
                            By:  Golder, Thoma, Cressey, Rauner, Inc.
                            Its:  General Partner

                            By:    /s/ Carl D. Thoma
                                   ----------------------------------
                            Its:  Principal

                            /s/ Kevin Rodgers
                            -----------------------------------------
                            KEVIN RODGERS

                            /s/ Dennis O'Connor
                            -----------------------------------------
                            DENNIS O'CONNOR

                            /s/ Paul R. Ingersoll
                            -----------------------------------------
                            PAUL INGERSOLL

                                                                       EXHIBIT A
                       ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(B) OF THE
                             INTERNAL REVENUE CODE

     The undersigned was granted shares of Class A Common Stock, par value $.01 per share and shares of Class B Common Stock, par value $.01 per share (the "Shares"), of National Equipment Services, Inc. (the "Company") on July 18, 1997. Under certain circumstances, the Company has the right to repurchase the Shares at $1,000 per share for the Class A Common Stock and $10.00 per share for the Class B Common Stock from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries. Hence, the Shares are subject to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code Section 83(b) at the time he or she was granted the Shares.

     Therefore, pursuant to Code Section 83(b) and Treasury Regulation Section 1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1997 the Shares' fair market value on July 18, 1997.

     The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

     1. The name, address and social security number of the undersigned:

             ______________________
             ______________________
             ______________________
             ss#: _________________

     2. A description of the property with respect to which the election is being made: 16.167 shares of Class A Common Stock, par value $.01 per share and 50 shares of Class B Common Stock, par value $.01 per share, of National Equipment Services, Inc.

     3. The date on which the property was transferred: July 18, 1997. The taxable year for which such election is made: calendar 1997.

     4. The restrictions to which the property is subject: If during the first five years after the grant of the Shares the undersigned ceases to be employed by the Company or any of its subsidiaries, the Shares shall be subject to repurchase by the Company at $1,000 per share for the Class A Common Stock and $10.00 per share for the Class B Common Stock.

     5. The fair market value on July 18, 1997 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $1,000 per share of Class A Common Stock and $10 per share of Class B Common Stock.

     6. The amount paid for such property: $0.

     A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Section 1.83-2(e)(7).

Dated: July 18, 1997                              ______________________________
                                                           [Executive]

                       ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(B) OF THE
                             INTERNAL REVENUE CODE

     The undersigned was granted shares of Class A Common Stock, par value $.01 per share and shares of Class B Common Stock, par value $.01 per share (the "Shares"), of National Equipment Services, Inc. (the "Company") on July 18, 1997. Under certain circumstances, the Company has the right to repurchase the Shares at $1,000 per share for the Class A Common Stock and $10.00 per share for the Class B Common Stock from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries. Hence, the Shares are subject to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code Section 83(b) at the time he or she was granted the Shares.

     Therefore, pursuant to Code Section 83(b) and Treasury Regulation Section 1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1997 the Shares' fair market value on July 18, 1997.

     The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

     1. The name, address and social security number of the undersigned:

                  Douglas Randall Brevard
                  840 Canterbury Court
                  Harrisonburg, Virginia  22801
                  ss#: ###-##-####

     2. A description of the property with respect to which the election is being made: 16.167 shares of Class A Common Stock, par value $.01 per share and 50 shares of Class B Common Stock, par value $.01 per share, of National Equipment Services, Inc.

     3. The date on which the property was transferred: July 18, 1997. The taxable year for which such election is made: calendar 1997.

     4. The restrictions to which the property is subject: If during the first five years after the grant of the Shares the undersigned ceases to be employed by the Company or any of its subsidiaries, the Shares shall be subject to repurchase by the Company at $1,000 per share for the Class A Common Stock and $10.00 per share for the Class B Common Stock.

     5. The fair market value on July 18, 1997 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $1,000 per share of Class A Common Stock and $10 per share of Class B Common Stock.

     6. The amount paid for such property: $0.

     A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Section 1.83-2(e)(7).

Dated: July 18, 1997                         ______________________________
                                                 Douglas Randall Brevard

                       ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(B) OF THE
                             INTERNAL REVENUE CODE

     The undersigned was granted shares of Class A Common Stock, par value $.01 per share and shares of Class B Common Stock, par value $.01 per share (the "Shares"), of National Equipment Services, Inc. (the "Company") on July 18, 1997. Under certain circumstances, the Company has the right to repurchase the Shares at $1,000 per share for the Class A Common Stock and $10.00 per share for the Class B Common Stock from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries. Hence, the Shares are subject to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code Section 83(b) at the time he or she was granted the Shares.

     Therefore, pursuant to Code Section 83(b) and Treasury Regulation Section 1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1997 the Shares' fair market value on July 18, 1997.

     The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

     1 The name, address and social security number of the undersigned:

                  Linda Sue Hughes
                  Route 2, Box 172A
                  Harrisonburg, Virginia  22801
                  ss#: ###-##-####

     2 A description of the property with respect to which the election is being made: 16.167 shares of Class A Common Stock, par value $.01 per share and 50 shares of Class B Common Stock, par value $.01 per share, of National Equipment Services, Inc.

     3 The date on which the property was transferred: July 18, 1997. The taxable year for which such election is made: calendar 1997.

     4 The restrictions to which the property is subject: If during the first five years after the grant of the Shares the undersigned ceases to be employed by the Company or any of its subsidiaries, the Shares shall be subject to repurchase by the Company at $1,000 per share for the Class A Common Stock and $10.00 per share for the Class B Common Stock.

     5 The fair market value on July 18, 1997 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $1,000 per share of Class A Common Stock and $10 per share of Class B Common Stock.

     6 The amount paid for such property: $0.

     A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Section 1.83-2(e)(7).

Dated: July 18, 1997                         ______________________________
                                                    Linda Sue Hughes

                       ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(B) OF THE
                             INTERNAL REVENUE CODE

     The undersigned was granted shares of Class A Common Stock, par value $.01 per share and shares of Class B Common Stock, par value $.01 per share (the "Shares"), of National Equipment Services, Inc. (the "Company") on July 18, 1997. Under certain circumstances, the Company has the right to repurchase the Shares at $1,000 per share for the Class A Common Stock and $10.00 per share for the Class B Common Stock from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries. Hence, the Shares are subject to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code Section 83(b) at the time he or she was granted the Shares.

     Therefore, pursuant to Code Section 83(b) and Treasury Regulation Section 1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1997 the Shares' fair market value on July 18, 1997.

     The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

     1. The name, address and social security number of the undersigned:

                  Donald Stewart
                  982 Misty Court
                  Harrisonburg, Virginia  22801
                  ss#: ###-##-####

     2. A description of the property with respect to which the election is being made: 16.166 shares of Class A Common Stock, par value $.01 per share and 50 shares of Class B Common Stock, par value $.01 per share, of National Equipment Services, Inc.

     3. The date on which the property was transferred: July 18, 1997. The taxable year for which such election is made: calendar 1997.

     4. The restrictions to which the property is subject: If during the first five years after the grant of the Shares the undersigned ceases to be employed by the Company or any of its subsidiaries, the Shares shall be subject to repurchase by the Company at $1,000 per share for the Class A Common Stock and $10.00 per share for the Class B Common Stock.

     5. The fair market value on July 18, 1997 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $1,000 per share of Class A Common Stock and $10 per share of Class B Common Stock.

     6. The amount paid for such property: $0.

     A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Section 1.83-2(e)(7).

Dated: July 18, 1997                         ______________________________
                                                        Donald Stewart

                       ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(B) OF THE
                             INTERNAL REVENUE CODE

     The undersigned was granted shares of Class A Common Stock, par value $.01 per share and shares of Class B Common Stock, par value $.01 per share (the "Shares"), of National Equipment Services, Inc. (the "Company") on July 18, 1997. Under certain circumstances, the Company has the right to repurchase the Shares at $1,000 per share for the Class A Common Stock and $10.00 per share for the Class B Common Stock from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned breaches her obligations under the noncompetition agreement pursuant to which such Shares were originally issued. Hence, the Shares are subject to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code Section 83(b) at the time he or she was granted the Shares.

     Therefore, pursuant to Code Section 83(b) and Treasury Regulation Section 1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1997 the Shares' fair market value on July 18, 1997.

     The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

     1. The name, address and social security number of the undersigned:

     Suellen Trubitz
     5070 Gulf of Mexico Drive
     Longboat Key, Florida  34228
     ss#: ###-##-####

     2. A description of the property with respect to which the election is being made: 48.50 shares of Class A Common Stock, par value $.01 per share and 150 shares of Class B Common Stock, par value $.01 per share, of National Equipment Services, Inc.

     3. The date on which the property was transferred: July 18, 1997. The taxable year for which such election is made: calendar 1997.

     4. The restrictions to which the property is subject: If the undersigned breaches her obligations under the noncompetition agreement pursuant to which such Shares were originally issued,the Shares shall be subject to repurchase by the Company at $1,000 per share for the Class A Common Stock and $10.00 per share for the Class B Common Stock.

     5. The fair market value on July 18, 1997 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $1,000 per share of Class A Common Stock and $10 per share of Class B Common Stock.

     6. The amount paid for such property: $0.

     A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Section 1.83-2(e)(7).

Dated: July 18, 1997                         ______________________________
                                                        Suellen Trubitz

                       ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(B) OF THE
                             INTERNAL REVENUE CODE

     The undersigned was granted shares of Class A Common Stock , par value $.01 per share and shares of Class B Common Stock, par value $.01 per share (the "Shares"), of National Equipment Services, Inc. (the "Company") on July 18, 1997. Under certain circumstances, the Company has the right to repurchase the Shares at $1,000 per share for the Class A Common Stock and $10.00 per share for the Class B Common Stock from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned breaches her obligations under the noncompetition agreement pursuant to which such Shares were originally issued. Hence, the Shares are subject to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code Section 83(b) at the time he or she was granted the Shares.

     Therefore, pursuant to Code Section 83(b) and Treasury Regulation Section 1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1997 the Shares' fair market value on July 18, 1997.

     The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

     1. The name, address and social security number of the undersigned:

     Marc S. Trubitz
     5070 Gulf of Mexico Drive
     Longboat Key, Florida  34228
     ss#: ###-##-####

     2. A description of the property with respect to which the election is being made: 48.50 shares of Class A Common Stock, par value $.01 per share and 150 shares of Class B Common Stock, par value $.01 per share, of National Equipment Services, Inc.

     3. The date on which the property was transferred: July 18, 1997. The taxable year for which such election is made: calendar 1997.

     4. The restrictions to which the property is subject: If the undersigned breaches her obligations under the noncompetition agreement pursuant to which such Shares were originally issued,the Shares shall be subject to repurchase by the Company at $1,000 per share for the Class A Common Stock and $10.00 per share for the Class B Common Stock.

     5. The fair market value on July 18, 1997 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $1,000 per share of Class A Common Stock and $10 per share of Class B Common Stock.

     6. The amount paid for such property: $0.

     A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Section 1.83-2(e)(7).

Dated: July 18, 1997                         ______________________________
                                                        Marc S. Trubitz